UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1224 Prospect Street, Suite 150, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE: This Amendment No. 1 to the Current Report on Form 8-K, amends and restates the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 17, 2019 (the “8-K”) and is being filed to correct the reference in Exhibit 10.1 to the 8-K to the date of the Securities Purchase Agreement between Dr. Tesi and the INmune Bio Inc. to May 2, 2019.

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 6, 2019, INmune Bio Inc. (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with Dr. Raymond J. Tesi, the Company’s Chief Executive Officer and a member of the Company’s board of directors who purchased 11,100 Shares of the Company’s Common Stock at a purchase price of $9.00 a share and David Moss, the Company’s Chief Financial Officer, Secretary and Treasurer who purchased 5,000 shares of the Company’s common stock at a purchase price of $9.00 per share.

On May 16, 2019, the Company and Mr. Moss entered into an Amendment to the Securities Purchase Agreement pursuant to which the definition of Purchase price was amended to be $10.71 per share and on May 16, 2019, Mr. Moss paid the Company $8,550, representing the additional amount of the Purchase Price.

On May 16, 2019, the Company and Dr. Tesi entered into an Amendment to the Securities Purchase Agreement pursuant to which the definition of Purchase price was amended to be $10.75 per share and on May 16, 2019, Dr. Tesi paid the Company $19,425, representing the additional amount of the Purchase Price.

On May 23, 2019 the Company executed Amendment Number 2 to the Securities Purchase Agreement to correct the reference to the date of the Securities Purchase Agreement between Dr. Tesi and the INmune Bio Inc. to May 2, 2019.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing descriptions of the Amended Securities Purchase Agreement and Amendment No. 2 are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

10.1

Amendment to Securities Purchase Agreement between INmune Bio, Inc. and Raymond J. Tesi(incorporated by Reference to Exhibit 10.1 to the 8-K that was filed with the Securities and Exchange Commission on May 17, 2019)

10.2

Amendment to Securities Purchase Agreement between INmune Bio, Inc. and David J. Moss (incorporated by Reference to Exhibit 10.2 to the 8-K that was filed with the Securities and Exchange Commission on May 17, 2019)

10.3	Amendment No. 2 to Securities Purchase Agreement between INmune Bio, Inc. and Raymond J. Tesi

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: May 24, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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